Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT,

SECOND AMENDED AND RESTATED SECURITY AGREEMENT,

AND

SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, SECOND AMENDED AND RESTATED SECURITY AGREEMENT, AND SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (this “Amendment”) dated as of September 23, 2011, is among COMFORT SYSTEMS USA, INC., a Delaware corporation (the “Borrower”), the other entities identified as Guarantors on the signature pages hereto (the “Guarantors”) the several banks and other financial institutions signatories hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).

RECITALS

A.            The Borrower, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Credit Agreement”).

B.            The Borrower, the Guarantors, and the Agent are parties to a Second Amended and Restated Security Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Security Agreement”).

C.            The Borrower, the Guarantors, and the Agent are parties to a Second Amended and Restated Pledge Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Pledge Agreement”).

D.            The Borrower and the Guarantors have requested that the Lenders approve this Amendment to amend certain terms and provisions of the Credit Agreement, Security Agreement, and Pledge Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Agent and the Lenders agree as follows:

1.             Defined Terms.  Unless otherwise defined in this Amendment, capitalized terms used in this Amendment have the meanings assigned to those terms in the Credit Agreement.

2.             Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Amendment No. 1 Effective Date” means September 23, 2011.

(b)           Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 3.3), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement provided, that notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, or directives thereunder or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

(c)           Section 1.1 of the Credit Agreement is hereby amended by adding the following to the end of the definitions of “Consolidated EBITDA”, “Consolidated Net Income” and “Consolidated Total Indebtedness”:

With respect to Non-Wholly Owned Subsidiaries, only that amount attributable to Borrower’s direct and indirect proportionate share shall be included for purposes of this calculation.

(d)           Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Excluded Assets” means equity interests in any Unrestricted Subsidiary (including the Southeast Acquisition Entity), so long as a pledge or transfer of such equity interests would be prohibited or restricted under, or would require consent of a third party that is not an Affiliate pursuant to, the governing documents of such Unrestricted Subsidiary or any other agreement binding on the Restricted Persons or their assets; provided that (except with respect to the equity interests in the Southeast Acquisition Entity) in the event such pledge or transfer is not prohibited but is so restricted or would require such consent of a third party that is not an Affiliate, Borrower shall have used commercially reasonable efforts to satisfy such restriction or obtain such consent.

(e)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Guarantors” in its entirety and substituting the following definition therefor:

“Guarantors” means, collectively, (a) each Subsidiary of the Borrower existing on the Amendment No. 1 Effective Date, other than an Immaterial Subsidiary or an Unrestricted Subsidiary, and (b) any Subsidiary of Borrower which executes and delivers a Guaranty to Agent after the date hereof, pursuant to Section 6.15.

(f)            Section 1.1 of the Credit Agreement is hereby amended by deleting clause (j) of the definition of “Indebtedness” and substituting the following therefor:

(j)            obligations with respect to letters of credit or applications or reimbursement agreements therefor (but, for the avoidance of doubt, excluding any obligations with respect to letters of credit to the extent they support other obligations constituting Indebtedness of a Restricted Person under this definition); or

(g)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and substituting the following definition therefor:

“Maturity Date” means September 23, 2016.

(h)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Net Leverage Ratio” in its entirety and substituting the following definition therefor:

“Net Leverage Ratio” means the ratio, determined as of the end of each of Borrower’s Fiscal Quarters for the then most-recently ended four consecutive Fiscal Quarters, of (a) its Consolidated Total Indebtedness on such day minus the amount, if any, by which (i) its and its Subsidiaries’ cash and Cash Equivalents exceed (ii) $20,000,000 to (b) its Consolidated EBITDA for such period.  With respect to Non-Wholly Owned Subsidiaries, only that amount of cash and Cash Equivalents attributable to Borrower’s direct and indirect proportionate share shall be included for purposes of this calculation.

(i)            Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Non-Wholly Owned Subsidiary” means, with respect to any Person, any entity in which such Person directly or indirectly owns equity interests which represent less than 100% of the total equity interests (other than qualifying shares required to be owned by directors) of such entity.

(j)            Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Restricted Person” in its entirety and substituting the following definition therefor:

“Restricted Person” means any of Borrower and each Guarantor.

(k)           Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Southeast Acquisition Entity” means a direct or indirect Subsidiary or Non-Wholly Owned Subsidiary of the Borrower that owns or acquires all or part of the assets or equity interests of a single target company (and any of its affiliates) located in the southeastern United States that has been disclosed in writing to the Agent prior to the Amendment No. 1 Effective Date.

(l)            Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Unrestricted Subsidiary” means a direct or indirect Non-Wholly Owned Subsidiary of the Borrower that has been designated as an Unrestricted Subsidiary in a written notice by the Borrower to the Agent; provided that the Southeast Acquisition Entity shall be an Unrestricted Subsidiary.

(m)          Sections 3.2, 3.3 and 3.4 of the Credit Agreement are hereby amended by deleting such Sections in their entirety and substituting therefor the following:

Section 3.2             Capital Reimbursement.  If any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on any Lender Party’s capital, or on the capital of any corporation controlling such Lender Party, as a consequence of the Loans made, or Letters of Credit issued, by such Lender Party, to a level below that which such Lender Party or such corporation could have achieved but for such change (taking into consideration such Lender Party’s policies and the policies of any such corporation with respect to capital adequacy), then from time to time Borrower will pay to Agent for the benefit of such Lender Party, within five (5) Business Days of demand therefore by such Lender Party, such additional amount or amounts which such Lender Party shall determine to be appropriate to compensate such Lender Party for such reduction.

Section 3.3             Increased Cost of Eurodollar Loans or Letters of Credit.  (a) If any Change in Law:

(i)            shall change the basis of taxation of payments to any Lender Party of any principal, interest, or other amounts attributable to any Eurodollar Loan or Letter of Credit or otherwise due under this Agreement in respect of any Eurodollar Loan or Letter of Credit (other than Reimbursable Taxes governed by Section 3.6 and taxes imposed on or measured by its overall net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which it is organized or otherwise resides for tax purposes or maintains any Applicable Lending Office); or

(ii)           shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any Eurodollar Loan made by any Lender Party or any Letter of Credit (excluding any reserve requirement included in the computation of the Adjusted Eurodollar Rate) or against assets of, deposits with or for the account of, or credit extended by, such Lender Party; or

(iii)          shall impose on any Lender Party or the interbank eurocurrency deposit market any condition affecting any Eurodollar Loan or Letter of Credit,

the result of which is to increase the cost to any Lender Party of agreeing to make or making, funding or maintaining Eurodollar Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing, then such Lender Party shall promptly notify Agent and Borrower in writing of the happening of such event and of the amount required to compensate such Lender Party for such additional costs or reduced return (on an after-tax basis, taking into account any taxes on and deductions, credits or other tax benefits in respect of such compensation), whereupon (i) Borrower shall pay such amount to Agent for the account of such Lender Party and (ii) Borrower may elect, by giving to Agent and such Lender Party not less than three Business Days’ notice, to convert all (but not less than all) of any such Eurodollar Loans of such Lender Party into Base Rate Loans.

(b)           A certificate of a Lender Party setting forth the amount or amounts necessary to compensate such Lender Party or the corporation controlling such Lender Party, as the case may be, as specified in Section 3.2 or this Section 3.3 shall be delivered to Borrower and shall be conclusive absent manifest error.  Borrower shall pay the applicable Lender Party the amount shown as due on any such certificate within 3 Business Days after receipt thereof.

(c)           Failure or delay on the part of any Lender Party to demand compensation pursuant to Section 3.2 or this Section 3.3 shall not constitute a waiver of such Lender Party’s right to demand such compensation.

Section 3.4             Illegality.  If any Change in Law shall make it unlawful for any Lender Party to fund or maintain Eurodollar Loans, then, upon notice by such Lender Party to Borrower and Agent, (a) Borrower’s right to elect Eurodollar Loans from such Lender Party shall be suspended to the extent and for the duration of such illegality, (b) all Eurodollar Loans of such Lender Party which are then the subject of any Borrowing Notice and which cannot be lawfully funded shall be funded as Base Rate Loans of such Lender Party, and (c) all Eurodollar Loans of such Lender Party shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by Law.  If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, Borrower shall pay to such Lender Party such amounts, if any, as may be required pursuant to Section 3.5.

(n)           Section 5.13 of the Credit Agreement is hereby amended to replace each reference therein to “Closing Date” with a reference to “Amendment No. 1 Effective Date.”

(o)           Section 6.15 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

Section 6.15  Guaranties of Borrower’s Subsidiaries.  Each Subsidiary created, acquired or coming into existence after the date hereof, other than an Immaterial Subsidiary or an Unrestricted Subsidiary, shall, promptly upon request by Agent, execute and deliver to Agent an absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the Obligations of Borrower hereunder, which guaranty shall be in substantially the same form as the Guaranty entered into as of the Closing Date or otherwise reasonably satisfactory to Agent in form and substance, except that a Foreign Subsidiary will not be required to provide such a guaranty if the provision of such a guaranty would have a material adverse tax consequence to the Borrower and its Subsidiaries taken as a whole.  Borrower will cause each such Subsidiary to deliver to Agent, simultaneously with its delivery of such a guaranty, written evidence reasonably satisfactory to Agent and its counsel that such Subsidiary has taken all corporate or partnership action necessary to duly approve and authorize its execution, delivery and performance of such guaranty and any other documents which it is reasonably required to execute.

(p)           Section 6.16 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

Section 6.16  Agreement to Deliver Security Documents.  Borrower agrees to deliver and to cause each Guarantor to deliver, to further secure the Obligations whenever requested by Agent in its sole and absolute discretion, deeds of trust, mortgages, chattel mortgages, security agreements, financing statements continuation statements, extension agreements, acknowledgments, and other Security Documents in form and substance satisfactory to Agent for the purpose of granting, confirming, protecting and perfecting Liens or security interests in any personal property (other than Excluded Assets) now owned or hereafter acquired by Borrower or any Guarantor.

(r)            Section 7.1(d) of the Credit Agreement is hereby amended by deleting such clause in its entirety and substituting therefor the following:

(d)           Indebtedness existing on the Amendment No. 1 Effective Date and listed on Schedule 7.1, and renewals and extensions thereof;

(s)           Section 7.6 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

Section 7.6             Limitation on Distributions and Subordinated Debt.

(a)           No Restricted Person will declare or make any Distribution unless no Default or Event of Default exists at the time of any such Distribution or would occur as a result thereof; provided, that in the event Borrower’s Net Leverage Ratio is greater than 1.0 to 1.0 no Restricted Person may make any Distributions except for regularly scheduled dividends that do not exceed the per share amount paid during the preceding Fiscal Quarter.

(b)           No Restricted Person will make any payments on Subordinated Debt, unless no Default or Event of Default exists at such time or would occur as a result thereof.

(t)            Section 7.7 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

Section 7.7             Limitation on Investments, Acquisitions, Capital Expenditures, and Lines of Business  No Restricted Person will

(a)           make any Investments other than (i) Permitted Investments, (ii) investments in Unrestricted Subsidiaries not in excess of $5,000,000 during any Fiscal Year, and (iii) investments in the Southeast Acquisition Entity;

(b)           make any Capital Expenditures in excess of the sum of (i) $40,000,000 in the aggregate in any Fiscal Year plus (ii) the cash proceeds from the sale of Capital Assets received in such Fiscal Year;

(c)           make any Acquisition unless the following conditions are satisfied:

(i)            the Acquisition is not hostile in nature; and

(ii)           each line of business to be acquired in the Acquisition is similar to a line of business engaged in by the Borrower at the time of the Acquisition; and

(iii)          either (A) the Borrower’s Total Leverage Ratio is less than or equal to 2.0 to 1.0 after giving pro forma effect to the Acquisition or (B) the purchase price for such Acquisition is less than or equal to $15,000,000 and the aggregate purchase price for such Acquisition and all prior Acquisitions made during the Fiscal Year when such Acquisition is consummated is less than or equal to $30,000,000; or

(d)           engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations.

(u)           Section 7.11 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

Section 7.11           Financial Covenants.

(a)           Minimum Fixed Charge Coverage Ratio.  The Borrower will not permit the ratio, determined as of the end of each of its Fiscal Quarters, for the then most-recently ended four Fiscal Quarters, of (i) its Consolidated EBITDA, minus (A) Consolidated Capital Expenditures, (B) the provision for income taxes (excluding one-time tax charges arising solely from changes to GAAP), and (C) if Borrower’s Net Leverage Ratio is greater than (x) 2.0 to 1.0 through December 31, 2013, (y) 1.5 to 1.0 after December 31, 2013 through June 30, 2014, and (z) 1.0 to 1.0 thereafter, Distributions, all calculated on a Consolidated basis, to (ii) its Consolidated Interest Expense, plus scheduled principal payments of Indebtedness, to be less than 2.0 to 1.0.

(b)           Intentionally Left Blank.

(c)           Total Leverage Ratio.  The Borrower will not permit its Total Leverage Ratio, determined as of the end of each of its Fiscal Quarters, for the then most-recently ended four Fiscal Quarters, to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Total Leverage Ratio
September 30, 2011 through December 31, 2013	3.00 to 1.00
March 31, 2014 through June 30, 2014	2.75 to 1.00
September 30, 2014 through maturity	2.50 to 1.00

(v)           The Credit Agreement is hereby amended such that the “Pricing Schedule” attached thereto and identified as such is hereby replaced in its entirety with the “Pricing Schedule” attached to this Amendment and identified as such.

(w)          Sections 5.13 and 5.14 of Schedule 5 and Schedule 7.1 to the Credit Agreement are hereby replaced in their entirety with Sections 5.13 and 5.14 of Schedule 5 and Schedule 7.1 to the Credit Agreement attached to this Amendment.

3.             Amendment to Security Agreement.

(a)           The Security Agreement is hereby amended as follows:  In the first sentence of Section 2(a) of the Security Agreement, the language “, except to the extent constituting Excluded Assets” shall be added after the language “and regardless of where located” and before the parenthetical.

(b)           Schedules I, II, and III to the Security Agreement are hereby replaced in their entirety with Schedules I, II, and III to the Security Agreement  attached to this Amendment.

4.             Amendments to Pledge Agreement.  The Pledge Agreement is hereby amended as follows:

(a)           In the first sentence of Section 2 of the Pledge Agreement, the language “, except to the extent constituting Excluded Assets” shall be added after the language “a first priority security interest in its right, title and interest in all of the following” and before the first parenthetical.

(b)           Section 5(i) of the Pledge Agreement shall be amended to read in its entirety as follows:

(i)            The Pledged Shares constitute 100% of the issued and outstanding shares of Stock of each Pledged Entity except as disclosed on Schedule I or otherwise in writing to the Agent; and

(c)           Section 6(d) of the Pledge Agreement shall be amended to read in its entirety as follows:

(d)           Each Pledgor will, upon obtaining ownership of any additional stock or promissory notes or instruments of a Subsidiary (other than (i) Excluded Assets and (ii) stock, notes or instruments issued by a Foreign Subsidiary (if the pledge of such stock, notes or instruments by such Foreign Subsidiary would have material adverse tax consequences) or an Immaterial Subsidiary), which stock, notes or instruments are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to Agent a Pledge Amendment, duly executed by such

Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional stock, notes or instruments, pursuant to which such Pledgor shall pledge to Agent all of such additional stock, notes and instruments. Each Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral.

(d)           Schedule I to the Pledge Agreement is hereby replaced in its entirety with Schedule I to the Pledge Agreement  attached to this Amendment.

5.             Conditions to Effectiveness.  This Amendment will become effective on the date that the following conditions have been satisfied or waived:

(a)           The Agent shall have received counterparts of this Amendment, executed and delivered by the Borrower, the Guarantors, the Agent and the Required Lenders;

(b)           The representations and warranties of the Borrower in Section 6 of this Amendment shall be true and correct; and

(c)           The Administrative Agent shall have received, or shall concurrently receive (i) for the account of each Lender that has delivered an executed counterpart of this Amendment to the Agent (or its counsel) by 5:00 P.M. (Central time) on September 22, 2011], a consent fee equal to 20 basis points on the amount of such executing Lender’s Commitment then in effect and (ii) for the account of the applicable Person, payment of all other fees payable in connection with this Amendment including, without limitation, the fees payable to Wells Fargo Securities LLC and the Agent pursuant to that certain Engagement Letter dated August 5, 2011.

(d)           The Agent shall have received the following certificates of Borrower and, as appropriate, the Guarantors:

i.              An “Omnibus Certificate” of the Secretary or Assistant Secretary of the Borrower and each Guarantor, which shall contain the names and signatures of the officers of Borrower and each Guarantor authorized to execute Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto:  (1) a copy of resolutions duly adopted by the Board of Directors of Borrower and each Guarantor and in full force and effect at the time this Amendment is entered into, authorizing the execution of this Amendment and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of Borrower and each Guarantor and all amendments thereto, certified by the appropriate official of such party’s state of organization, and (3) a copy of the bylaws of Borrower and each Guarantor; and

ii.             A “Closing Certificate” of the chief financial officer of Borrower, as of the date of this Amendment, certifying that (A) the conditions set out in subsections (a), (b), and (c) of Section 4.2 of the Credit Agreement have been satisfied and (B) the financial information of Borrower most recently delivered to the Agent pursuant to Section 6.2(b) of the Credit Agreement fairly present the Consolidated financial position of Borrower for the periods covered thereby.

(e)           A certificate of existence and good standing for Borrower issued by the Secretary of State of Delaware, a certificate of due qualification to do business for the Borrower issued by the Secretary of State of Texas, and a certificate of account status for the Borrower issued by the Texas Comptroller of Public Accounts.

(f)            A favorable opinion of (i) Bracewell & Giuliani LLP, counsel for Restricted Persons, in form and substance reasonably satisfactory to the Agent; and (ii) Trent McKenna, in-house counsel for Restricted Persons, in form and substance reasonably satisfactory to the Agent.

6.             Representations and Warranties.  The Borrower and the Guarantors hereby represent and warrant to the Agent and each of the Lenders as follows:

(a)           This Amendment has been duly authorized by all necessary corporate action and constitutes the binding obligation of the Borrower and the Guarantors.

(b)           Each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof, as if made (after giving effect to this Amendment) on and as of such date, except for any representations and warranties made as of a specified date, which were true and correct in all material respects as of such specified date.

(c)           After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

(d)           Since the date of the most recent financial statements of the Borrower and its Subsidiaries delivered to the Lenders pursuant to Section 6.2(b) of the Credit Agreement, there has occurred no Material Adverse Change.

7.             Continuing Effect of the Credit Agreement and Other Loan Documents.  This Amendment does not constitute a waiver of any provision of the Credit Agreement or any other Loan Document and, except as expressly provided herein, is not to be construed as a consent to any action on the part of the Borrower or the

Guarantors that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents.  The Borrower and the Guarantors hereby confirm and ratify the Credit Agreement as amended hereby and each of the other Loan Documents to which it is a party and acknowledges and agrees that the same continue in full force and effect as amended hereby (as applicable).

8.             Reference to the Credit Agreement, Security Agreement, or Pledge Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement, Security Agreement, or Pledge Agreement to “this Agreement” or “this Security Agreement,” “hereunder,” “herein” or words of like import refer to the Credit Agreement, Security Agreement, or Pledge Agreement, as applicable, as amended and affected hereby.

9.             Designation as Loan Document.  This Amendment is a Loan Document.

10.           Counterparts.  This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.

11.           References.  The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.  References in this Amendment to a section number are to such sections of the Credit Agreement unless otherwise specified.

12.           Headings Descriptive.  The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

13.           Governing Law.  This Amendment is governed by and will be construed in accordance with the law of the State of Texas.

14.           Payment of Expenses.  The Borrower shall pay or reimburse the Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

15.           Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties are signing this Amendment as of the date first above written.

COMFORT SYSTEMS USA, INC.,
Borrower

By:	/s/ William George III
William George III
Executive Vice President and
Chief Financial Officer

Address:
675 Bering, Suite 400
Houston, Texas 77057
Attention: William George III

Telephone: (713) 830-9650
Fax: (713) 830-9659

Signature Page to Amendment

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned Guarantors hereby executes this Amendment to evidence its agreement to the modification of the Loan Documents to which it is a party and to confirm that each Loan Document (as the same may be amended or amended and restated, as the case may be, pursuant to and in connection with this Amendment) to which it is a party or otherwise bound remains in full force and effect and that all Collateral encumbered thereby will continue to secure, to the fullest extent possible, the payment and performance of all “Obligations”, “Secured Obligations” and “Guaranteed Obligations” (in each case as such term is defined in the applicable Loan Document), including without limitation the payment and performance of all such “Obligations”, “Secured Obligations” and “Guaranteed Obligations” in respect of the Obligations now or hereafter existing under or in respect of the Credit Agreement and the other Loan Documents.  The Guarantors specifically reaffirm and extend their obligations under each of their applicable Guaranties to cover all indebtedness evidenced by the Credit Agreement as same has been created, amended and/or restated by or in connection with this Amendment.  The Guaranties and all the terms thereof shall remain in full force and effect and the Guarantors hereby acknowledge and agree that same are valid and existing and that each of the Guarantors’ obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.  Each Guarantor hereby represents and warrants that all representations and warranties contained in this Amendment and the other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the dated of this Amendment, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.  The Agent on behalf of the Lenders hereby preserves all its rights against each Guarantor under its applicable Guaranty and the other Loan Documents to which each applicable Guarantor is a party.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to the effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement, this Amendment or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Amendment; and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

ACCU-TEMP GP, INC.
ACCU-TEMP LP, INC.
ACI MECHANICAL, INC.
ACORN INDUSTRIAL, INC.
AIR SYSTEMS ENGINEERING, INC.
AIRTEMP, INC.
ARC COMFORT SYSTEMS USA, INC.
ATLAS-ACCURATE HOLDINGS, L.L.C., by CS53 Acquisition Corp., as Sole Managing Member
ATLAS COMFORT SYSTEMS USA, INC.
ATLAS COMFORT SYSTEMS USA, L.L.C., by Hess Mechanical Corporation, as Sole Managing Member

Signature Page to Amendment

BATCHELOR’S MECHANICAL CONTRACTORS, LLC, by H & M Mechanical, Inc., as Sole Managing Member
BCM CONTROLS CORPORATION
COLONIALWEBB CONTRACTORS COMPANY
CALIFORNIA COMFORT SYSTEMS USA, INC.
COMFORT SYSTEMS USA (ARKANSAS), INC.
COMFORT SYSTEMS USA (BALTIMORE), LLC, by Hess Mechanical Corporation, as Sole Managing Member
COMFORT SYSTEMS USA (BRISTOL), INC.
COMFORT SYSTEMS USA (CS1), INC.
COMFORT SYSTEMS USA ENERGY SERVICES, INC.
COMFORT SYSTEMS USA G.P., INC.
COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.
COMFORT SYSTEMS USA (KENTUCKY), INC.
COMFORT SYSTEMS USA (MIDATLANTIC), LLC, by Riddleberger Brothers, Inc., as Sole Managing Member
COMFORT SYSTEMS USA (MIDWEST), LLC, by Plant Services Incorporated, as Sole Managing Member
COMFORT SYSTEMS USA NATIONAL ACCOUNTS, LLC, by Accu-Temp LP, Inc., as Managing Member
COMFORT SYSTEMS USA (OHIO), INC.
COMFORT SYSTEMS USA PUERTO RICO, INC.
COMFORT SYSTEMS USA (SOUTH CENTRAL), INC.
COMFORT SYSTEMS USA (SOUTHEAST), INC.
COMFORT SYSTEMS USA (SOUTHWEST), INC.
COMFORT SYSTEMS USA (SYRACUSE), INC.
COMFORT SYSTEMS USA (TEXAS), L.P., by Comfort Systems USA G.P., Inc., as general partner
COMFORT SYSTEMS USA (TWIN CITIES), INC.
COMFORT SYSTEMS USA (WESTERN MICHIGAN), INC.
CS53 ACQUISITION CORP.
DELCARD ASSOCIATES, LLC, by Seasonair, Inc., as Sole Managing Member
DESIGN MECHANICAL INCORPORATED
DILLINGHAM & SMITH MECHANICAL AND SHEET METAL CONTRACTORS, LLC, by S.M. Lawrence Company, Inc., as Sole Managing Member
EASTERN HEATING & COOLING, INC.
EASTERN REFRIGERATION CO., INC.
GRANITE STATE HOLDINGS COMPANY, INC.

Signature Page to Amendment

GRANITE STATE PLUMBING & HEATING, LLC, by Granite State Holdings Company, Inc., as Sole Managing Member
H&M MECHANICAL, INC.
HELM CORPORATION
HESS MECHANICAL CORPORATION
HUDSON RIVER HEATING AND COOLING, INC.
H-VAC SUPPLY, L.L.C., by Comfort Systems USA Puerto Rico, Inc., as Sole Managing Member
MECHANICAL TECHNICAL SERVICES, INC.
MERIT MECHANICAL, INC.
MJ MECHANICAL SERVICES, INC.
NORTH AMERICAN MECHANICAL, INC.
PLANT SERVICES INCORPORATED
QUALITY AIR HEATING & COOLING, INC.
RIDDLEBERGER BROTHERS, INC.
S.I. GOLDMAN COMPANY, INC.
S.M. LAWRENCE COMPANY, INC.
SA ASSOCIATES, INC.
SALMON & ALDER, L.L.C., by SA Associates, Inc., as Sole Managing Member
SEASONAIR, INC.
TEMP-RIGHT SERVICE, INC.
THE CAPITAL REFRIGERATION COMPANY

By:	/s/ William George III
William George III
Vice President & Assistant Secretary

Signature Page to Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION,
Agent and a Lender

By:	/s/ William S. Austin

Name:	William S. Austin

Title:	Senior Vice President

Address:
Wells Fargo Bank, National Association
1000 Louisiana, 3rd Floor
Houston, Texas 77002
Attention: William S. Austin
Telephone: 713-319-1464
Fax: 713-739-1086

Signature Page to Amendment

CAPITAL ONE, N.A.,
Lender

By:	/s/ Don Backer

Name:	Don Backer

Title:	Senior Vice President

Address:

Capital One, N.A.
5718 Westheimer, Suite 600
Houston, Texas 77057
Attention: Emily Gehrig
Telephone: 713-435-5489
Fax: 713-706-5499

Signature Page to Amendment

BOKF, NA dba
BANK OF TEXAS,
Lender

By:	/s/ Mike Sultanik

Name:	Mike Sultanik

Title:	Senior Vice President

Address:

BOKF, NA dba
Bank of Texas
5 Houston Center
1401 McKinney, Suite 1650
Houston, Texas 77010
Attention: Mike Sultanik
Telephone: 713-289-5886
Fax: 713-289-5825

Signature Page to Amendment

REGIONS BANK,
Lender

By:	/s/ H. Gale Smith, Jr.

Name:	H. Gale Smith, Jr.

Title:	Senior Vice President

Address:

Regions Bank
5005 Woodway Drive, Suite 110
Houston, Texas 77479
Attention: Gale Smith
Telephone: 713-426-7157
Fax: 713-426-7180

Signature Page to Amendment

BRANCH BANK & TRUST COMPANY,
Lender

By:	/s/ Roberts Bass

Name:	Roberts Bass

Title:	Senior Vice President

Address:

Branch Bank & Trust Company
200 West Second Street, 16th Floor
Winston-Salem, North Carolina 27101
Attention: Eric Searls
Telephone: 336-733-2741
Fax: 336-733-2740

Signature Page to Amendment

PRICING SCHEDULE

The applicable Eurodollar Margin, Base Rate Margin, Commitment Fee Rate and Letter of Credit Fee Rate shall be determined by the Agent in accordance with the following tables:

APPLICABLE MARGIN FOR REVOLVING LOAN ADVANCES	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS
Eurodollar Rate Margin	1.75%	2.00%	2.25%	2.50%	2.75%
Base Rate Margin	0.75%	1.00%	1.25%	1.50%	1.75%

APPLICABLE COMMITMENT FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS
Commitment Fee Rate	0.25%	0.30%	0.35%	0.45%	0.50%

LETTER OF CREDIT FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS
LC Fee Rate	1.30%	1.50%	1.70%	1.90%	2.10%

Notwithstanding the foregoing if the Borrower has failed to deliver the financial statements and certificates required by Section 6.2(a) and Section 6.2(b) then Level IV  Status will be deemed to exist after two Business Days’ notice from the Administrative Agent to the Borrower.

For the purposes of this Pricing Schedule, the following terms have the following meanings, subject to the final paragraph of this Pricing Schedule:

“Level I Status” exists for any day that the Total Leverage Ratio is less than 0.75 to 1.00.

“Level II Status” exists for any day that the Total Leverage Ratio is greater than or equal to 0.75 to 1.00 but is less than 1.25 to 1.00.

“Level III Status” exists for any day that the Total Leverage Ratio is greater than or equal to 1.25 to 1.00 but is less than 2.00 to 1.00.

“Level IV Status” exists for any day that the Total Leverage Ratio is greater than or equal to 2.00 to 1.00 but is less than 2.50 to 1.00.

“Level V Status” exists for any day that the ratio of Consolidated Total Indebtedness to Consolidated EBITDA is greater than or equal to 2.50 to 1.00.

1

“Status” means either Level I Status, Level II Status, Level III Status,  Level IV Status or Level V Status.

In the event that any financial statement delivered pursuant to this Agreement is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Eurodollar Rate Margin or Base Rate Margin, as applicable, for any period (an “Applicable Period”) than the Eurodollar Rate Margin or Base Rate Margin, as applicable, applied for such Applicable Period, and only in such case, then the Borrower shall immediately (i) deliver to the Agent a corrected financial statement for such Applicable Period, (ii) determine the Eurodollar Rate Margin or Base Rate Margin, as applicable, for such Applicable Period based upon the corrected financial statement, and (iii) immediately pay to the Agent the accrued additional interest owing as a result of such increased Eurodollar Rate Margin or Base Rate Margin, as applicable for such Applicable Period, which payment shall be promptly applied by the Agent in accordance with the terms of this Agreement.  This provision is in addition to rights of the Agent and Lenders with respect to Sections 2.5, 2.11, 6.10 and 8.1 and other of their respective rights under this Agreement.

2

SECTION 5.13 to SCHEDULE 5

Names and Places of Business

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
ACI Mechanical, Inc.	Principal Place of Business	3116 S. Duff Avenue, Ames, Iowa 50010
ARC Comfort Systems USA, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd., Suite 500, Houston, TX 77056
Accu-Temp GP, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
Accu-Temp LP, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
Acorn Industrial, Inc.	Principal Place of Business	7311 ACC Boulevard, Raleigh, North Carolina 27617
Air Systems Engineering, Inc.	Principal Place of Business	3602 South Pine Street, Tacoma, Washington 98409
AirTemp, Inc.	Principal Place of Business	11 Wallace Avenue, South Portland, Maine 04106
Atlas-Accurate Holdings, L.L.C.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Atlas Comfort Systems USA, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	4133 Southerland, Houston, Texas 77092
Atlas Comfort Systems USA, L.L.C.	Principal Place of Business	9745 Bent Oak Drive, Houston, Texas 77040	4133 Southerland, Houston, Texas 77092	Atlas Air Conditioning Company, L.P. Atlas Comfort Systems USA, L.P. Atlas Comfort Systems USA

1

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	1225 E. Crosby Road, Suite B-14, Carrollton, Texas 75006

10693 Wakeman Drive, Manassas, Virginia 20110

17745 Ashley Drive, Suite B, Panama City Beach, Florida 32413

340 East Shelbourne Avenue, Las Vegas, Nevada 89123

620 Magnolia Avenue, Suite E, Ontario, California 91762

Atlas Comfort Systems Nevada Comfort Systems USA Las Vegas
Batchelor’s Mechanical Contractors, LLC	Principal Place of Business	15444 Industrial Drive, Loxley, Alabama 36551	3110 Old Shell Road, Mobile, Alabama 36607
BCM Controls Corporation	Principal Place of Business	30 Commerce Way, Woburn, Massachusetts 01801
California Comfort Systems USA, Inc.	Principal Place of Business	9750 Distribution Avenue, San Diego, California 92121	650 Alpine Way, Escondido, CA 92029 4660 Viewridge Ave., San Diego, CA 92123	TCP Company
ColonialWebb Contractors Company	Principal Place of Business	2820 Ackley Avenue, Richmond, Virginia 23228		Comfort Systems USA (Carolinas)
	Satellite	1600 Crossbeam Drive, Charlotte, North Carolina 28217
	Satellite	1 Marcus Drive, Greenville, South Carolina 29615
	Satellite	811 Pleasant Valley Road, Harrisonburg, Virginia 22801
	Satellite	8509 Phoenix Drive, Manassas, Virginia 20110
	Satellite	740C Bluecrab Road, Newport News, Virginia 23606
	Satellite	3302 Croft Street, Norfolk, Virginia 23513
	Satellite	5171 Glenwood Avenue, Raleigh, North Carolina 27612
	Satellite	6450-E Merriman Road, Roanoke, Virginia 24018

2

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA (Arkansas), Inc.	Principal Place of Business	4806 Rixey Road, North Little Rock, Arkansas 72117
	Satellite	116 Commerical Drive, Lowell, Arkansas 72745	1915 North Shiloh, Fayetteville, Arkansas 72704
Comfort Systems USA (Baltimore), LLC	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	3601 Commerce Drive, Suite 114, Baltimore, Maryland 21227 2105 Emmorton Park Road, Suite 104, Edgewood, Maryland 21040	Comfort Systems USA (Baltimore), Inc. Comfort Systems USA Federal Services, LLC
Comfort Systems USA (Bristol), Inc.	Principal Place of Business	294 Blevins Blvd., Bristol, Virginia 24203-0757		Fred Hayes Heating & Air Conditioning Service Co. Comfort Systems USA New River (Bristol)
	Satellite	106 St. John Road, Salem, Virginia 24153
Comfort Systems USA (CS1), Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Comfort Systems USA Energy Services, Inc.	Principal Place of Business	7 Waterside Crossing, Windsor, Connecticut 06095	50 Baker Hollow Road Ste. A, Windsor, Connecticut 06095	Comfort Systems USA (Hartford), Inc.
	Satellite	650 S. Shackleford Road, #224, Little Rock, Arkansas 72211
Comfort Systems USA G.P., Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Comfort Systems USA (Intermountain), Inc.	Principal Place of Business	2035 S. Milestone Drive, Salt Lake City, Utah 84104		Contract Services Salmon & Alder, LLC SA Associates, Inc. Martin Heating & Cooling
Comfort Systems USA (Kentucky), Inc.	Principal Place of Business	3405 Robards Court, Louisville, Kentucky 40218		Rademaker Corporation MELCO
	Satellite	1960 Louisville Road, Bldg 2 Unit, Bowling Green, Kentucky 42101	2400 Waterson Trail, Louisville, Kentucky 40299

3

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA (MidAtlantic), LLC	Principal Place of Business	1057 Bill Tuck Highway, So Boston, Virginia 24592	5171 Glenwood Avenue, Suite 480, Raleigh, North Carolina 27612 6600 Northpark Blvd, Charlotte, North Carolina 28216	Comfort Systems USA (Carolinas), Inc. Climate Control, Inc. Climate Control, LLC CCI Systems, Inc.
Comfort Systems USA (Midwest), LLC	Principal Place of Business	1450 SE 69th St. #57, Ankeny, Iowa 50021	9103 Swanson Blvd., Suite 7, Clive, Iowa 50325
Comfort Systems USA National Accounts, LLC	Principal Place of Business	2655 Fortune Circle West, Suite E-F, Indianapolis, Indiana 46241		Accu-Temp, LLC
Comfort Systems USA (Ohio), Inc.	Principal Place of Business	7401 First Place, Oakwood Village, Ohio 44146	30300 Bruce Industrial Parkway, Solon, Ohio 44139
	Satellite	2874 E. Kemper Road, Sharonville, Ohio 45241
	Satellite	3080 South Tech Blvd, Miamisburg, Ohio 45342
	Satellite	690 A Lakeview Plaza Blvd., Worthington, Oh 43085	670 K Lakeview Plaza Blvd., Worthington, Oh 43085
Comfort Systems USA Puerto Rico, Inc.	Principal Place of Business	P.O. Box 4956 Ste 1134, Caguas, Puerto Rico 00726-4956 Road #1, KM 27.5; Int. Sector El Barranco; B. Rio Canas; Caguas, Puerto Rico 00725	Caguas, PR 00726-4956 Carr #1KM -23 HM.O B.O. , Rio Guaynbabo, PR 00970	James Air Conditioning Enterprises, Inc.
Comfort Systems USA (South Central), Inc.	Principal Place of Business	9745 Bent Oak Drive, Houston, Texas 77040		Accurate Air Systems, Inc. Atlas Comfort Systems USA Accurate Air Systems, L.P.
Comfort Systems USA (Southeast), Inc.	Principal Place of Business	435 Corday Street, Pensacola, Florida 32503		Comfort Systems USA (Atlanta), Inc. H & M Mechanical, Inc. Gulfside Mechanical, Inc. Neel Mechanical Contractors, Inc. Neel Mechanical, Inc. Batchelor’s Mechanical Contractors

4

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	250 Commercial Drive, Thomasville, Georgia 31757
	Satellite	13040 W. US Hwy 84, Newton, Alabama 36352	255 Southgate Road, Dothan, Alabama 36301
	Satellite	3835 Gordon John Drive, Mobile, Alabama 36693	4251 Alden Drive, Mobile, Alabama 36693
	Satellite	4518 Val North Drive, Valdosta, Georgia 31602
	Satellite	2275 Northwest Parkway Rd., Suite 105, Bldg.3, Marietta, Georgia 30067
	Satellite	8633 Elm Fair Blvd, Tampa, Florida 33610
	Satellite	7826 McElvey Road, Panama City Beach, Florida 32408	3000 Highway 77, Ste B, Lynn Haven, Florida 32444
	Satellite	6074 Business Park Drive, Suite G, Columbus, Georgia 31909	3175 Williams Rd., Suite B, Columbus, Georgia 31909 2734 Ledo Road, Suite 10E, Albany, Georgia 31707
	Satellite	309 James E. Williams Dr., #1, Byron, Georgia 31008
Comfort Systems USA (Southwest), Inc.	Principal Place of Business	6875 W. Galveston, Chandler, Arizona 85226		Conditioned Air Mechanical Services, Inc. The Bengtsson Group, Inc. Madera Mechanical Company Tri-City Mechanical, Inc.
	Satellite	4925 E. 29th, Tucson, Arizona 85711	3450 S. Broadmont Blvd., Suite 100, Tucson, AZ 85713 3250 S. Dodge Blvd #7, Tucson, Arizona 85713
	Satellite	3275 West Ali Baba Lane, Suite 502, Las Vegas, Nevada 89118
	Satellite	5046 Commercial Circle, Suite E, Concord, California 94520

5

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	1830 W. Copper St., Tucson, Arizona 85745
	Satellite	3733 E. Atlanta Avenue, Phoenix, Arizona 85040
	Satellite	4189 Santa Anna Avenue, Suite C, Ontario, California 91761
Comfort Systems USA (Syracuse), Inc.	Principal Place of Business	6500 New Venture Gear Drive, East Syracuse, New York 13057		Armani Plumbing & Mechanical ABJ Fire Protection Company Woodcock & Associates, Inc. Woodcock & Armani Billone Mechanical Contractors
	Satellite	375 Averill Ave, Rochester, New York 14620
Comfort Systems USA (Texas), L.P.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Comfort Systems USA (Twin Cities), Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd, Suite 500, Houston, TX 77056 2611 Hamiline Avenue North, Suite 150, Roseville, MN 55113
Comfort Systems USA (Western Michigan), Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056 421 North Lafayette St., Greenville, MI 48838
CS53 Acquisition Corp.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd. Suite 500, Houston, Texas 77056
Delcard Associates, LLC	Principal Place of Business	31 Blevins Drive, Suite A, Airport Industrial Park, New Castle, Delaware 19720		Delcard Heating & Air Conditioning, Inc.
Design Mechanical Incorporated	Principal Place of Business	168 CTC Blvd. Suite D, Louisville, Colorado 80027		Western Building Services, Inc. Breckenridge Mechanical, Inc.

6

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	Glenwood Business Center, 282 Center Drive, Glenwood Springs, CO 81601	P.O. Box 3070, 210 Marmot Lane, Suite B5 & B8, Eagle, Colorado 81631-3070
	Satellite	112 Huron Road, Breckenridge, Colorado 80424
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC	Principal Place of Business	2311 Kline Avenue, Nashville, Tennessee 37211
Eastern Heating & Cooling, Inc.	Principal Place of Business	880 Broadway, Albany, New York 12207-1316
Eastern Refrigeration Co., Inc.	Principal Place of Business	880 Broadway, Albany, New York 12207-1316
Granite State Holdings Company, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd, Suite 500, Houston, Texas 77056
Granite State Plumbing & Heating LLC	Principal Place of Business	10 N. Riverdale Road, Weare, New Hampshire 03281	26 Waterford Place, Gilford, New Hampshire 03249
H&M Mechanical, Inc.	Principal Place of Business	135 Belcher Drive, Pelham, Alabama 35124 P.O. Box 36397 Birmingham, AL 35236		Comfort Systems USA (Atlanta), Inc. Helm Corporation MidSouth Controls LLC
	Satellite	3977 Valley East Industrial Drive, Birmingham, Alabama 35217
Helm Corporation	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	168 CTC Blvd. Suite D, Louisville, Colorado 80027
Hess Mechanical Corporation	Principal Place of Business	9600 Fallard Court, Upper Marlboro, Maryland 20772-6703
Hudson River Heating and Cooling, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	10 Airline Drive Suite 205, Albany, New York 12205
H-VAC Supply, L.L.C.	Principal Place of Business	P.O. Box 4956, Suite 1134, Caguas, Puerto Rico 00726-4956
Mechanical Technical Services, Inc.	Principal Place of Business	9601 Dessau Road, Bldg 3, Suite 303, Austin, Texas 78754		Mechanical Technical Services, L.P. MTECH
Merit Mechanical, Inc.	Principal Place of Business	9630 153rd Ave NE, Redmond, Washington 98052

7

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
MJ Mechanical Services, Inc.	Principal Place of Business	2040 Military Road, Tonawanda, New York 14150		JM State Refrigeration Vastola Heating & Air Conditioning
	Satellite	300 Fire Tower Drive, Tonawanda, New York 14150
North American Mechanical, Inc.	Principal Place of Business	6135 North American Lane, De Forest, Wisconsin 53532		Masterson Plumbing
	Satellite	2600 W. College Avenue, Ste 4, Appleton, Wisconsin 54914
Plant Services Incorporated	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd Suite 500, Houston, Texas 77056
Quality Air Heating and Cooling, Inc.	Principal Place of Business	3395 Kraft Avenue, SE, Grand Rapids, Michigan 49512		Control Logic
	Satellite	2306 Winters Drive, Portage, Michigan 49002
Riddleberger Brothers, Inc.	Principal Place of Busines	6127 S. Valley Pike, Mount Crawford, Virginia 22841
S.I. Goldman Company, Inc.	Principal Place of Business	799 Bennett Drive, Longwood, Florida 32750		Comfort Systems USA (Florida), Inc.
	Satellite	320 Melody Lane, Casselberry, Florida 32707
S.M. Lawrence Company, Inc.	Principal Place of Business	245 Preston Street, Jackson, Tennessee 38301		Comfort Systems USA (Tennessee), Inc.
	Satellite	157 Main St., Collierville, Tennessee 38017	667 Chaney Drive, Collierville, Tennessee 38017
	Satellite	1187 Vultee Blvd., Nashville, Tennessee 37217
SA Associates, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd., Suite 500, Houston, TX 77056	Salmon & Alder Associates
Salmon & Alder, LLC	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	777 Post Oak Blvd., Suite 500, Houston, TX 77056
Seasonair, Inc.	Principal Place of Business	16001-A Industrial Drive, Gaithersburg, Maryland 20877
Temp-Right Service, Inc.	Principal Place of Business	101 North Catlin, Missoula, Montana 59801		Carson Brothers

8

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	1639 MT Highway 35, Kalispell, Montana 59901
The Capital Refrigeration Company	Principal Place of Business	619 E. Jefferson Street, Montgomery, Alabama 36104
	Satellite	480 North Dean Road-Unit G-3, Auburn, Alabama 36830

9

SECTION 5.14 to SCHEDULE 5

Subsidiaries

ENTITY NAME	JURISDICTION OF ORGANIZATION	FORMATION DATE
ACI Mechanical, Inc.	Delaware	06/26/1998
ARC Comfort Systems USA, Inc.	Delaware	03/17/1998
Accu-Temp GP, Inc.	Delaware	05/21/1998
Accu-Temp LP, Inc.	Delaware	05/20/1998
Acorn Industrial, Inc.	North Carolina	01/03/1997
Air Systems Engineering, Inc.	Washington	05/18/1973
AirTemp, Inc.	Delaware	10/15/1998
Atlas-Accurate Holdings, L.L.C.	Delaware	12/28/1998
Atlas Comfort Systems USA, Inc.	California	07/31/2007
Atlas Comfort Systems USA, L.L.C.	Delaware	06/08/2007
Batchelor’s Mechanical Contractors, LLC	Alabama	03/16/1981
BCM Controls Corporation	Massachusetts	10/03/1984
California Comfort Systems USA, Inc.	California	05/18/1983
Comfort Systems USA (Arkansas), Inc.	Delaware	03/17/1998
Comfort Systems USA (Baltimore), LLC	Delaware	10/15/1998
Comfort Systems USA (Bristol), Inc.	Delaware	08/25/1997
Comfort Systems USA (CS1), Inc.	Delaware	12/14/2009
Comfort Systems USA Energy Services, Inc.	Delaware	08/25/1997
Comfort Systems USA G.P., Inc.	Delaware	08/12/1998
Comfort Systems USA (Intermountain), Inc.	Utah	05/06/1969
Comfort Systems USA (Kentucky), Inc.	Kentucky	02/10/1981
Comfort Systems USA (MidAtlantic), LLC	Virginia	01/01/2010
Comfort Systems USA (Midwest), LLC	Iowa	10/13/2009
Comfort Systems USA National Accounts, LLC	Indiana	07/28/1998
Comfort Systems USA (Ohio), Inc.	Ohio	10/10/1979
Comfort Systems USA Puerto Rico, Inc.	Puerto Rico	07/02/1991
Comfort Systems USA (South Central), Inc.	Delaware	5/24/2007
Comfort Systems USA (Southeast), Inc.	Delaware	03/24/1998
Comfort Systems USA (Southwest), Inc.	Arizona	12/23/1997
Comfort Systems USA (Syracuse), Inc.	New York	03/08/1965
Comfort Systems USA (Texas), L.P.	Texas	08/14/1998
Comfort Systems USA (Twin Cities), Inc.	Minnesota	08/01/2001
Comfort Systems USA (Western Michigan), Inc.	Michigan	07/21/1989
CS53 Acquisition Corp.	Delaware	01/26/1999
Delcard Associates, LLC	Delaware	06/23/2000
Design Mechanical Incorporated	Delaware	10/30/1997
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC	Tennessee	12/31/2003
Eastern Heating & Cooling, Inc.	New York	12/19/1988
Eastern Refrigeration Co., Inc.	New York	01/30/1990

1

ENTITY NAME	JURISDICTION OF ORGANIZATION	FORMATION DATE
Granite State Holdings Company, Inc.	Delaware	11/02/2005
Granite State Plumbing & Heating, LLC	Delaware	07/31/2001
H & M Mechanical, Inc.	Delaware	06/25/1998
Helm Corporation	Colorado	10/26/1972
Hess Mechanical Corporation	Delaware	03/17/1998
Hudson River Heating and Cooling, Inc.	Delaware	08/19/2005
H-VAC Supply, L.L.C.	Puerto Rico	10/18/2006
Mechanical Technical Services, Inc.	Delaware	05/24/2007
Merit Mechanical, Inc.	Washington	02/14/1984
MJ Mechanical Services, Inc.	Delaware	12/12/1997
North American Mechanical, Inc.	Delaware	03/17/1998
Plant Services Incorporated	Iowa	07/02/1986
Quality Air Heating and Cooling, Inc.	Michigan	09/10/1980
Riddleberger Brothers, Inc.	Virginia	12/22/1958
S.I. Goldman Company, Inc.	Florida	10/04/1976
S.M. Lawrence Company, Inc.	Tennessee	03/08/1973
SA Associates, Inc.	Utah	03/27/1984
Salmon & Alder, LLC	Utah	07/08/1996
Seasonair, Inc.	Maryland	10/28/1966
Temp-Right Service, Inc.	Delaware	09/25/1997
The Capital Refrigeration Company	Delaware	08/06/1998

2

SCHEDULE 7.1

Existing Indebtedness

Indebtedness Related to Previous Acquisitions:

Entity/Assets Acquired	Remaining Balance
ColonialWebb Contractors Company	$23,269,129.00
ColonialWebb Contractors Company (Bonds)	$2,700,000.00
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC	$1,477,875.00
Acorn Industrial, Inc.	$632,107.00
Total	$28,079,111.00

SCHEDULE I

to

SECOND AMENDED AND RESTATED SECURITY AGREEMENT

Filing Jurisdictions

COMFORT SYSTEMS USA, INC. — SUBSIDIARIES

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Accu-Temp GP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	05/21/1998
Accu-Temp LP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	05/20/1998
ACI Mechanical, Inc. 3116 S. Duff Avenue Ames, IA 50010	Delaware	06/26/1998
Acorn Industrial, Inc. 7311 ACC Boulevard Raleigh, NC 27617	North Carolina	01/03/1997
Air Systems Engineering, Inc. 3602 South Pine Street Tacoma, WA 98409	Washington	05/18/1973
AIRTEMP, INC. 11 Wallace Avenue South Portland, ME 04106	Delaware	10/15/1998
ARC Comfort Systems USA, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	03/17/1998
Atlas-Accurate Holdings, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Delaware	12/28/1998
Atlas Comfort Systems USA, Inc. 675 Bering, Suite 400 Houston, TX 77057	California	07/31/2007
Atlas Comfort Systems USA, L.L.C. 9745 Bent Oak Dr. Houston, TX 77040	Delaware	06/08/2007
Batchelor’s Mechanical Contractors, LLC 15444 Industrial Drive Loxley, AL 36551	Alabama	03/16/1981
BCM Controls Corporation 30 Commerce Way Woburn, MA 01801	Massachusetts	10/03/1984
California Comfort Systems USA, Inc. 9750 Distribution Avenue San Diego, CA 92121	California	05/18/1983
ColonialWebb Contractors Company 2820 Ackley Avenue Richmond, VA 23228	Virginia	02/18/1977
Comfort Systems USA (Arkansas), Inc. 4806 Rixey Road North Little Rock, AR 72117	Delaware	03/17/1998
Comfort Systems USA (Baltimore), LLC 675 Bering, Suite 400 Houston, TX 77057	Delaware	10/15/1998
Comfort Systems USA (Bristol), Inc. 294 Blevins Blvd. Bristol, VA 24202	Delaware	08/25/1997

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Comfort Systems USA (CS1), Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	12/14/2009
Comfort Systems USA Energy Services, Inc. 7 Waterside Crossing Windsor, CT 06095	Delaware	08/25/1997
Comfort Systems USA G.P., Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	08/12/1998
Comfort Systems USA (Intermountain), Inc. 2035 S. Milestone Drive Salt Lake City, UT 84104	Utah	05/06/1969
Comfort Systems USA (Kentucky), Inc. 3405 Robards Court Louisville, KY 40218	Kentucky	02/10/1981
Comfort Systems USA (MidAtlantic), LLC 1057 Bill Tuck Highway South Boston, VA 24592	Virginia	01/01/2010
Comfort Systems USA (Midwest), LLC 1450 SE 69th St., #57 Ankeny, IA 50021	Iowa	10/13/2009
Comfort Systems USA National Accounts, LLC 2655 Fortune Circle West, Suite E & F Indianapolis, IN 46241	Indiana	07/28/1998
Comfort Systems USA (Ohio), Inc. 7401 First Place Oakwood Village, OH 44146	Ohio	10/10/1979
Comfort Systems USA Puerto Rico, Inc. P.O. Box 4956, Suite 1134 Caguas, PR 00726	Puerto Rico	07/02/1991
Comfort Systems USA (South Central), Inc. 9745 Bent Oak Drive Houston, TX 77040	Delaware	05/24/2007
Comfort Systems USA (Southeast), Inc. 435 Corday Street Pensacola, FL 32503	Delaware	03/24/1998
Comfort Systems USA (Southwest), Inc. 6875 W. Galveston Chandler, AZ 85226	Arizona	12/23/1977
Comfort Systems USA (Syracuse), Inc. 6500 New Venture Gear Drive East Syracuse, NY 13057	New York	03/08/1965
Comfort Systems USA (Texas), L.P. 675 Bering, Suite 400 Houston, TX 77057	Texas	08/14/1998
Comfort Systems USA (Twin Cities), Inc. 675 Bering, Suite 400 Houston, TX 77057	Minnesota	08/01/2001
Comfort Systems USA (Western Michigan), Inc. 675 Bering, Suite 400 Houston, TX 77057	Michigan	07/21/1989
CS53 Acquisition Corporation 675 Bering, Suite 400 Houston, TX 77057	Delaware	01/26/1999
Delcard Associates, LLC 31 Blevins Drive, Suite A Airport Industrial Park New Castle, DE 19720	Delaware	06/23/2000

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Design Mechanical Incorporated 168 CTC Blvd., Suite #D Louisville, CO 80027	Delaware	10/30/1997
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC 2311 Kline Avenue Nashville, TN 37211	Tennessee	12/31/2003
Eastern Heating & Cooling, Inc. 880 Broadway Albany, NY 12207-1316	New York	12/19/1988
Eastern Refrigeration Co., Inc. 880 Broadway Albany, NY 12207-1316	New York	01/30/1990
Granite State Holdings Company, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	11/02/2005
Granite State Plumbing & Heating, LLC 10 N. Riverdale Road Weare, NH 03281	Delaware	07/31/2001
H & M Mechanical, Inc. 135 Belcher Drive Pelham, AL 35124	Delaware	06/25/1998
Helm Corporation 675 Bering, Suite 400 Houston, TX 77057	Colorado	10/26/1972
Hess Mechanical Corporation 9600 Fallard Court Upper Marlboro, MD 20772-6703	Delaware	03/17/1998
Hudson River Heating and Cooling, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	08/19/2005
H-VAC Supply, L.L.C. P.O. Box 4956, Suite 1134 Caguas, PR 00726	Puerto Rico	10/18/06
Mechanical Technical Services, Inc. 9601 Dessau Road, Bldg. 3, Suite 303 Austin, TX 78754	Delaware	05/24/2007
Merit Mechanical, Inc. 9630 153rd Ave NE Redmond, WA 98052	Washington	02/14/1984
MJ Mechanical Services, Inc. 2040 Military Road Tonawanda, NY 14150	Delaware	12/12/1997
North American Mechanical, Inc. 6135 North American Lane De Forest, WI 53532	Delaware	03/17/1998
Plant Services Incorporated 675 Bering, Suite 400 Houston, TX 77057	Iowa	07/02/1986
Quality Air Heating & Cooling, Inc. 3395 Kraft Avenue, SE Grand Rapids, MI 49512	Michigan	09/10/1980
Riddleberger Brothers, Inc. 6127 S. Valley Pike Mount Crawford, VA 22841	Virginia	12/22/1958
S.I. Goldman Company, Inc. 799 Bennett Drive Longwood, FL 32750	Florida	10/04/1976

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
S.M. Lawrence Company, Inc. 245 Preston Street Jackson, TN 38301	Tennessee	03/08/1973
SA Associates, Inc. 675 Bering, Suite 400 Houston, TX 77057	Utah	03/27/1984
Salmon & Alder, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Utah	07/08/1996
Seasonair, Inc. 16001-A Industrial Drive Gaithersburg, MD 20877	Maryland	10/28/1966
Temp-Right Service, Inc. 101 North Catlin Missoula, MT 59801	Delaware	09/25/1997
The Capital Refrigeration Company 619 E. Jefferson Street Montgomery, AL 36104	Delaware	08/06/1998

SCHEDULE II

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SECOND AMENDED AND RESTATED SECURITY AGREEMENT

Stock, Instruments, Documents, Material Chattel Paper and Material Letters of Credit
Rights

(Other Than Equity and Instruments Listed on Schedule I to the

Second Amended and Restated Pledge Agreement)

None

SCHEDULE III

to

SECOND AMENDED AND RESTATED SECURITY AGREEMENT

Schedule of Organizational Identification, Offices, Locations of Collateral and Records Concerning Collateral

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Accu-Temp GP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2898499
Accu-Temp LP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2898748
ACI Mechanical, Inc. 3116 S. Duff Avenue Ames, IA 50010	Delaware	Corporation	2913899
Acorn Industrial, Inc. 7311 ACC Boulevard Raleigh, NC 27617	North Carolina	Corporation	0414387
Air Systems Engineering, Inc. 3602 South Pine Street Tacoma, WA 98409	Washington	Corporation	600099211
AIRTEMP, INC. 11 Wallace Avenue South Portland, ME 04106	Delaware	Corporation	2955773
ARC Comfort Systems USA, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2872674
Atlas-Accurate Holdings, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Limited Liability Company	2985409
Atlas Comfort Systems USA, Inc. 675 Bering, Suite 400 Houston, TX 77057	California	Corporation	C3009313
Atlas Comfort Systems USA, L.L.C. 9745 Bent Oak Dr. Houston, TX 77040	Delaware	Limited Liability Company	4357073	Atlas Air Conditioning Company, L.P.; Atlas Comfort Systems USA, L.P.; Atlas Comfort Systems USA; Atlas Comfort Systems Nevada; Comfort Systems USA Las Vegas
Batchelor’s Mechanical Contractors, LLC 15444 Industrial Drive, Loxley, AL 36551	Alabama	Limited Liability Company	D/C 081 557
BCM Controls Corporation 30 Commerce Way Woburn, MA 01801	Massachusetts	Corporation	042842193

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
California Comfort Systems USA, Inc. 9750 Distribution Avenue San Diego, CA 92121	California	Corporation	1201196	TCP Company
ColonialWebb Contractors Company 2820 Ackley Drive Richmond, VA 23228	Virginia	Corporation	0137512-0	Comfort Systems USA (Carolinas), LLC
Comfort Systems USA (Arkansas), Inc. 4806 Rixey Road North Little Rock, AR 72117	Delaware	Corporation	2872673
Comfort Systems USA (Baltimore), LLC 3601 Commerce Drive, Suite 114 Baltimore, MD 21227	Delaware	Limited Liability Company	2955787	Comfort Systems USA (Baltimore), Inc.; Comfort Systems USA Federal Services, LLC
Comfort Systems USA (Bristol), Inc. 294 Blevins Blvd. Bristol, VA 24202	Delaware	Corporation	2783665	Fred Hayes Heating & Air Conditioning Service Co.; Comfort Systems USA New River (Bristol)
Comfort Systems USA (CS1), Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	4764567
Comfort Systems USA Energy Services, Inc. 7 Waterside Crossing Windsor, CT 06095	Delaware	Corporation	2788605	Comfort Systems USA (Hartford), Inc.
Comfort Systems USA G.P., Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2932812
Comfort Systems USA (Intermountain), Inc. 2035 S. Milestone Drive Salt Lake City, UT 84104	Utah	Corporation	04982	Contract Services; Salmon & Alder, LLC; SA Associates, Inc.; Martin Heating & Cooling
Comfort Systems USA (Kentucky), Inc. 3405 Robards Court Louisville, KY 40218	Kentucky	Corporation	0153687	Rademaker Corporation; MELCO Industries, Inc.
Comfort Systems USA (MidAtlantic), LLC 1057 Bill Tuck Highway South Boston, VA 24592	Virginia	Limited Liability Company	S313150-7	Comfort Systems USA (Carolinas), Inc.; Climate Control, Inc.; Climate Control, LLC; CCI Systems, Inc.
Comfort Systems USA (Midwest), LLC 1450 SE 69th St., #57 Ankeny, IA 50021	Iowa	Limited Liability Company	387726
Comfort Systems USA National Accounts, LLC 2655 Fortune Circle West, Suite E & F Indianapolis, IN 46241	Indiana	Limited Liability Company	1998071673	Accu-Temp, LLC
Comfort Systems USA (Ohio), Inc. 7401 First Place Oakwood Village, OH 44146	Ohio	Corporation	543269

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Comfort Systems USA Puerto Rico, Inc. P.O. Box 4956, Suite 1134 Caguas, PR 00726	Puerto Rico	Corporation	78,907	James Air Conditioning Enterprises, Inc.
Comfort Systems USA (South Central), Inc. 9745 Bent Oak Drive Houston, TX 77040	Delaware	Corporation	4357078	Atlas Comfort Systems USA; Accurate Air Systems, L.P.; Accurate Air Systems, Inc.
Comfort Systems USA (Southeast), Inc. 435 Corday Street Pensacola, FL 32503	Delaware	Corporation	2875705	Comfort Systems USA (Atlanta), Inc.; H & M Mechanical, Inc.; Gulfside Mechanical, Inc.; Neel Mechanical Contractors, Inc.; Neel Mechanical, Inc.; Batchelor’s Mechanical Contractors
Comfort Systems USA (Southwest), Inc. 6875 W. Galveston Chandler, AZ 85226	Arizona	Corporation	113419	Conditioned Air Mechanical Services, Inc.; The Bengtsson Group, Inc.; Tri-City Mechanical, Inc.; Madera Mechanical Company
Comfort Systems USA (Syracuse), Inc. 6500 New Venture Gear Drive East Syracuse, NY 13057	New York	Corporation	N/A	Armani Plumbing & Mechanical; ABJ Fire Protection Company; Woodcock & Associates, Inc.; Woodcock & Armani; Billone Mechanical Contractors
Comfort Systems USA (Texas), L.P. 675 Bering, Suite 400 Houston, TX 77057	Texas	Limited Partnership	00111578-10
Comfort Systems USA (Twin Cities), Inc. 675 Bering, Suite 400 Houston, TX 77057	Minnesota	Corporation	2P-1011
Comfort Systems USA (Western Michigan), Inc. 675 Bering, Suite 400 Houston, TX 77057	Michigan	Corporation	341-042
CS53 Acquisition Corporation 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2997337
Delcard Associates, LLC 31 Blevins Drive, Suite A Airport Industrial Park New Castle, DE 19720	Delaware	Limited Liability Company	3250401	Delcard Heating & Air Conditioning, Inc.
Design Mechanical Incorporated 168 CTC Blvd., Suite #D Louisville, CO 80027	Delaware	Corporation	2814928	Western Building Services, Inc.; Breckenridge Mechanical, Inc.
Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC 2311 Kline Avenue Nashville, TN 37211	Tennessee	Limited Liability Company	000460366

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Eastern Heating & Cooling, Inc. 880 Broadway Albany, NY 12207-1316	New York	Corporation	N/A
Eastern Refrigeration Co., Inc. 880 Broadway Albany, NY 12207-1316	New York	Corporation	N/A
Granite State Holdings Company, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	4054936
Granite State Plumbing & Heating, LLC 10 N. Riverdale Road Weare, NH 03281	Delaware	Limited Liability Company	3420719
H & M Mechanical, Inc. 135 Belcher Drive Pelham, AL 35124	Delaware	Corporation	2913102	Comfort Systems USA (Atlanta), Inc.; Helm Corporation; MidSouth Controls LLC
Helm Corporation 675 Bering, Suite 400 Houston, TX 77057	Colorado	Corporation	19871249912
Hess Mechanical Corporation 9600 Fallard Court Upper Marlboro, MD 20772-6703	Delaware	Corporation	2872661
Hudson River Heating and Cooling, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	4018441
H-VAC Supply, L.L.C. P.O. Box 4956, Suite 1134 Caguas, PR 00726	Puerto Rico	Limited Liability Company	423
Mechanical Technical Services, Inc. 9601 Dessau Road, Bldg. 3, Suite 303 Austin, TX 78754	Delaware	Corporation	4367814	Mechanical Technical Services, L.P.; MTECH
Merit Mechanical, Inc. 9630 153rd Ave NE Redmond, WA 98052	Washington	Corporation	600517946
MJ Mechanical Services, Inc. 2040 Military Road Tonawanda, NY 14150	Delaware	Corporation	2832395	JM State Refrigeration; Vastola Heating & Air Conditioning
North American Mechanical, Inc. 6135 North American Lane De Forest, WI 53532	Delaware	Corporation	2872663	Masterson Plumbing
Plant Services Incorporated 675 Bering, Suite 400 Houston, TX 77057	Iowa	Corporation	109676

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Quality Air Heating & Cooling, Inc. 3395 Kraft Avenue, SE Grand Rapids, MI 49512	Michigan	Corporation	233-444	Control Logic
Riddleberger Brothers, Inc. 6127 S. Valley Pike Mount Crawford, VA 22841	Virginia	Corporation	0081890
S.I. Goldman Company, Inc. 799 Bennett Drive Longwood, FL 32750	Florida	Corporation	515751	Comfort Systems USA (Florida), Inc.
S.M. Lawrence Company, Inc. 245 Preston Street Jackson, TN 38301	Tennessee	Corporation	00101230	Comfort Systems USA (Tennessee), Inc.
SA Associates, Inc. 675 Bering, Suite 400 Houston, TX 77057	Utah	Corporation	108921	Salmon & Alder Associates
Salmon & Alder, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Utah	Limited Liability Company	LC014499
Seasonair, Inc. 16001-A Industrial Drive Gaithersburg, MD 20877	Maryland	Corporation	D0193599
Temp-Right Service, Inc. 101 North Catlin Missoula, MT 59801	Delaware	Corporation	2800213	Carson Brothers
The Capital Refrigeration Company 619 E. Jefferson Street Montgomery, AL 36104	Delaware	Corporation	2930477

Names of Persons from whom a Grantor has acquired assets during the past two (2) years, other than assets acquired in the ordinary course of business:

TCP Company, Inc.: assets acquired by California Comfort Systems USA, Inc. (7/11/11)

MELCO Industries, Inc.: assets acquired by Comfort Systems USA (Kentucky), Inc. (1/3/11)

Masterson Plumbing, LLC: assets acquired by North American Mechanical, Inc. (11/1/10)

Breckenridge Mechanical, Inc.: assets acquired by Design Mechanical, Inc. (8/31/10)

Billone Mechanical Contractors, Inc.: assets acquired by Comfort Systems USA (Syracuse), Inc. (12/31/2009)

Lolo Plumbing & Heating: assets acquired by Temp-Right Service, Inc. (11/11/2009)

Rademaker Corporation: assets acquired by Comfort Systems USA (Kentucky), Inc. (11/1/2009)

SCHEDULE I

to

SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

Part A

Pledged Shares

Pledged Entity		Class of Common Stock	Stock Certificate Number(s)	Number of Shares	Pledgor(s)/Percentage of Outstanding Shares
1	Accu-Temp GP, Inc.	Common	CS1	100	100 % of shares owned by Borrower
2	Accu-Temp LP, Inc.	Common	CS1	100	100 % of shares owned by Borrower
3	ACI Mechanical, Inc.	Common	CS1	100	100 % of shares owned by Borrower
4	Acorn Industrial, Inc.	Common	CS1	100	100 % of shares owned by Comfort Systems USA (CS1), Inc.
5	Air Systems Engineering, Inc.	Common	CS1	100	100 % of shares owned by Borrower
6	AIRTEMP, INC.	Common	CS1	100	100 % of shares owned by Borrower
7	ARC Comfort Systems USA, Inc.	Common	CS1	100	100 % of shares owned by Borrower
8	Atlas-Accurate Holdings, L.L.C.	N/A	N/A	N/A	100% member interest — CS53 Acquisition Corp.
9	Atlas Comfort Systems USA, Inc.	Common	CS1	100	100 % of shares owned by Borrower
10	Atlas Comfort Systems USA, L.L.C.	N/A	N/A	N/A	100% member interest — Hess Mechanical Corporation
11	Batchelor’s Mechanical Contractors, LLC	N/A	N/A	N/A	100 % of shares owned by H & M Mechanical, Inc.
12	BCM Controls Corporation	Common	CS1	100	100 % of shares owned by Borrower
13	California Comfort Systems USA, Inc.	Common	CS1	100	100 % of shares owned by Borrower
14	ColonialWebb Contractors Company	Common	CS1	100	100% of shares owned by Borrower
15	Comfort Systems USA (Arkansas), Inc.	Common	CS1	100	100 % of shares owned by Borrower
16	Comfort Systems USA (Baltimore), LLC	N/A	N/A	N/A	100 % member interest — Hess Mechanical Corporation
17	Comfort Systems USA (Bristol), Inc.	Common	CS1	100	100 % of shares owned by Borrower
18	Comfort Systems USA (CS1), Inc.	Common	CS1	100	100 % of shares owned by Borrower
19	Comfort Systems USA Energy Services, Inc.	Common	CS1	100	100 % of shares owned by Borrower
20	Comfort Systems USA G.P., Inc.	Common	CS1	100	100 % of shares owned by Borrower
21	Comfort Systems USA (Intermountain), Inc.	Common	CS1	100	100 % of shares owned by Borrower
22	Comfort Systems USA (Kentucky), Inc.	Common	CS1	N/A	100% of shares owned by Borrower
23	Comfort Systems USA (MidAtlantic), LLC	N/A	N/A	N/A	100% member interest — Riddleberger Brothers, Inc.
24	Comfort Systems USA (Midwest), LLC	N/A	N/A	N/A	100% member interest — ACI Mechanical, Inc.
25	Comfort Systems USA National Accounts, LLC	N/A	N/A	N/A	1% member interest — Accu-Temp GP, Inc. 99% member interest — Accu-Temp LP, Inc.
26	Comfort Systems USA (Ohio), Inc.	Common	CS1	100	100 % of shares owned by Borrower
27	Comfort Systems USA Puerto Rico, Inc.	Common	CS1	100	100 % of shares owned by Borrower

28	Comfort Systems USA (South Central), Inc.	Common	CS1	100	100 % of shares owned by Borrower
29	Comfort Systems USA (Southeast), Inc.	Common	CS1	100	100 % of shares owned by Borrower
30	Comfort Systems USA (Southwest), Inc.	Common	CS1	100	100 % of shares owned by Borrower
31	Comfort Systems USA (Syracuse), Inc.	Common	CS1	100	100 % of shares owned by Borrower
32	Comfort Systems USA (Texas), L.P.	N/A	N/A	N/A	1% general partner interest — Comfort Systems USA GP, Inc. 99% limited partner interest — Comfort Systems USA (Southwest), Inc.
33	Comfort Systems USA (Twin Cities), Inc.	Common	CS1	100	100 % of shares owned by Borrower
34	Comfort Systems USA (Western Michigan), Inc.	Common	CS1		100 % of shares owned by Borrower
35	CS53 Acquisition Corporation	Common	CS1	100	100 % of shares owned by Borrower
36	Delcard Associates, LLC	N/A	N/A	N/A	100 % of shares owned by Seasonair, Inc.
37	Design Mechanical Incorporated	Common	CS1	100	100 % of shares owned by Borrower
38	Dillingham & Smith Mechanical and Sheet Metal Contractors, LLC	N/A	N/A	N/A	100% member interest — S.M. Lawrence Company, Inc.
39	Eastern Heating & Cooling, Inc.	Common	CS1	100	100 % of shares owned by Borrower
40	Eastern Refrigeration Co., Inc.	Common	CS1	100	100 % of shares owned by Borrower
41	Granite State Holdings Company, Inc.	Common	CS1	100	100 % of shares owned by Borrower
42	Granite State Plumbing & Heating, LLC	N/A	N/A	N/A	100% membership interest — Granite State Holdings Company, Inc.
43	H & M Mechanical, Inc.	Common	CS1	100	100 % of shares owned by Borrower
44	Helm Corporation	Common	CS1	100	100 % of shares owned by Borrower
45	Hess Mechanical Corporation	Common	CS1	100	100 % of shares owned by Borrower
46	Hudson River Heating and Cooling, Inc.	Common	CS1	100	100 % of shares owned by Borrower
47	H-VAC Supply, L.L.C.	N/A	N/A	N/A	100% member interest — Comfort Systems USA Puerto Rico, Inc.
48	Mechanical Technical Services, Inc.	Common	CS1	100	100 % of shares owned by Borrower
49	Merit Mechanical, Inc.	Common	CS1	100	100 % of shares owned by Borrower
50	MJ Mechanical Services, Inc.	Common	CS1	100	100 % of shares owned by Borrower
51	North American Mechanical, Inc.	Common	CS1	100	100 % of shares owned by Borrower
52	Plant Services Incorporated	Common	CS1	100	100 % of shares owned by ACI Mechanical, Inc.
53	Quality Air Heating & Cooling, Inc.	Common	CS1	100	100 % of shares owned by Borrower
54	Riddleberger Brothers, Inc.	Common	CS1	100	100 % of shares owned by Borrower
55	S.I. Goldman Company, Inc.	Common	CS1	750	100 % of shares owned by Borrower
56	S.M. Lawrence Company, Inc.	Common	CS1	100	100 % of shares owned by Borrower
57	SA Associates, Inc.	Common	CS1	100	100 % of shares owned by Borrower
58	Salmon & Alder, L.L.C.	N/A	N/A	N/A	100% membership interest — SA Associates, Inc.
59	Seasonair, Inc.	Common	CS1	1,544,000	100 % of shares owned by Borrower
60	Temp-Right Service, Inc.	Common	CS1	100	100 % of shares owned by Borrower

61	The Capital Refrigeration Company	Common	CS1	100	100 % of shares owned by Borrower